UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 19, 2010

Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Pinelawn Road
Melville, NY  11747

(Address of principal executive offices)

(631) 962-2000

(Registrant's telephone number, including area code)

N/A

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 15, 2010, OSI Pharmaceuticals, Inc. (“OSI”) and Genentech, Inc., a wholly owned member of the Roche Group, announced that the U.S. Food and Drug Administration has extended the review period for the supplemental New Drug Application for Tarceva® (erlotinib) as a first-line maintenance therapy in advanced non-small cell lung cancer.  A copy of OSI’s press release, dated January 15, 2010, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 15, 2010.